Exhibit 10.23

ASSIGNMENT OF EMPLOYMENT AGREEMENT

THOMAS E. KIRALY

THIS ASSIGNMENT OF EMPLOYMENT AGREEMENT (“Assignment”) is made effective as of this 1st day of March, 2017, by and among Hanger Prosthetics & Orthotics, Inc., a Delaware corporation (“Assignor”); Hanger, Inc., a Delaware corporation, (“Assignee”); and Thomas E. Kiraly (“Executive”).

WHEREAS, Assignor desires to assign all Assignor’s right, title and interest in and to the Employment Agreement, dated as of September 5, 2014, between Assignor and Executive (“Employment Agreement”), and Assignee desires to accept such assignment and assume Assignor’s obligations under the Employment Agreement under the terms and conditions set forth herein; and

WHEREAS, Executive hereby consents to the assignment of the Employment Agreement to Assignee.

NOW, THEREFORE, for Ten Dollars ($10.00) paid by Assignor to Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

1.                                      Assignor hereby assigns to Assignee all of its right, title and interest in and to the Employment Agreement, with such assignment to be effective only upon the receipt of the consent of Executive.

2.                                      Assignee hereby accepts assignment of the Employment Agreement and does hereby agree to abide by all of the terms, covenants and conditions of the Employment Agreement and assume all obligations of Assignor thereunder.

3.                                      Executive hereby consents to the assignment of the Employment Agreement to Assignee and hereby ratifies and confirms all of Executive’s obligations thereunder, subject to Section 4.

4.                                      Assignor, Assignee and Executive hereby acknowledge Executive’s receipt of the document entitled, “Hanger, Inc. and Subsidiaries, Notice to Employees,” and agree that the parties are bound by the terms thereof as if such terms were recited verbatim in this Assignment and the Employment Agreement.

[ The next page is the signature page ]

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

HANGER PROSTHETICS & ORTHOTICS, INC.		EXECUTIVE:

By:	/s/ Thomas E. Hartman	/s/ Thomas E. Kiraly
	Thomas E. Hartman, Secretary	Name: Thomas E. Kiraly

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman, Secretary